Summary Prospectus and
Prospectus Supplement

November 15, 2021

Morgan Stanley Variable Insurance Fund, Inc.

Supplement dated November 15, 2021 to the Morgan Stanley Variable Insurance Fund, Inc. Summary Prospectus and Prospectus dated April 30, 2021

Emerging Markets Debt Portfolio (Class I) (the "Fund")

Effective immediately, Eric J. Baurmeister will no longer serve as a portfolio manager of the Fund. Accordingly, effective immediately, all references to Mr. Baurmeister will be removed from the Fund's Summary Prospectus and Prospectus. Warren Mar and Sahil Tandon will remain as portfolio managers of the Fund.

Please retain this supplement for future reference.